DELAWARE GROUP® EQUITY FUNDS V

Delaware Dividend Income Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Summary Prospectuses dated March 30, 2010

Nashira S. Wynn has announced her intention to resign from Delaware Investments. As of the date of this supplement, she is transitioning her portfolio management responsibilities to other members of the Large-Cap Value Focus Equity Team. Effective September 1, 2010, the other members of the portfolio management team, Damon J. Andres, Wayne A. Anglace, Kristen E. Bartholdson, Nikhil G. Lalvani, Anthony A. Lombardi, Kevin P. Loome, D. Tysen Nutt Jr., Robert A. Vogel Jr., and Bob Zenouzi will continue to have primary responsibility for making day-to-day investment decisions for the Fund.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Effective after the close of business on August 31, 2010, the following replaces the information in the section entitled “Who manages the Fund? – Investment manager”.

Who manages the Fund?

Investment manager
Delaware Management Company

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Babak “Bob” Zenouzi	Senior Vice President, Chief Investment Officer – REIT Equity	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	December 1996
D. Tysen Nutt Jr.	Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity	March 2005
Anthony A. Lombardi, CFA	Vice President, Senior Portfolio Manager	March 2005
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	March 2005
Nikhil G. Lalvani, CFA	Vice President, Portfolio Manager	October 2006
Kristen E. Bartholdson	Vice President, Portfolio Manager	December 2008
Wayne A. Anglace, CFA	Vice President, Portfolio Manager, Research Analyst, Convertible Bond Trader	March 2010
Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	August 2007

Please keep this Supplement for future reference.

This Supplement is dated July 12, 2010.